SUPPLEMENT TO THE FIDELITY LIMITED TERM MUNICIPAL INCOME FUND FEBRUARY 28, 1997 PROSPECTUS
Effective January 31, 1998, the following information replaces similar information found in the "FMR and Its Affiliates" section on page 12.
   Norm Lind is Vice President and manager for Limited Term Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
Effective September 1, 1997, the following information replaces similar information found in the "Key Facts" section on page 3:
STRATEGY: Invests normally in investment-grade municipal securities while maintaining an average maturity of between three and 10 years. Effective September 1, 1997, the following information replaces similar information found in the "Investment Principles and Risks" section beginning on page 9:
LIMITED TERM MUNICIPAL INCOME seeks high current income that is free from federal income tax, consistent with preservation of capital, by investing in investment-grade municipal securities under normal conditions. The fund normally maintains a dollar-weighted average maturity of between three and 10 years. FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities of between seven and 10 years. As of December 31, 1996, the fund's dollar-weighted average maturity was approximately 8.3 years.
The following changes became effective April 1, 1997:
The minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
The minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums.
The following information replaces similar information found in "Expenses" on page 4:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 23, for an explanation of how and when these charges apply.
Sales charge on purchases              None
and reinvested distributions

Deferred sales charge on redemptions   None

Annual account maintenance fee         $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged
directly to shareholder accounts (see    "Breakdown of Expenses    "
page    14    ).
The following figures are based on historical expenses, adjusted to reflect current fees, of the fund and are calculated as a percentage of average net assets.
Management fee (after reimbursement)   .37%

12b-1 fee                              None

Other expenses                         .18%

Total fund operating expenses          .55%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is
5% and that your    shareholder transaction expenses and the fund's
annual     operating expenses are exactly as just described. For every
$1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year                       $ 6

3 years                      $ 18

5 years                      $ 31

10 years                     $ 69

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.
Effective April 1, 1997, FMR voluntarily agreed to implement an expense cap. FMR will reimburse the fund to the extent that total operating expenses exceeds .55%. If this agreement was not in effect, the management fee and total operating expenses would be .38% and
 .56%, respectively.